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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                        -----------------


                       AMENDMENT NO. 4 TO
                         SCHEDULE 13E-3
                RULE 13E-3 TRANSACTION STATEMENT
                   (PURSUANT TO SECTION 13(e)
             OF THE SECURITIES EXCHANGE ACT OF 1934)


                   AIRCOA Hotel Partners, L.P.
                 -------------------------------
                      (Name of the Issuer)

                   AIRCOA Hotel Partners, L.P.
                AIRCOA Hospitality Services, Inc.
           Century City International Holdings Limited
                   Regal Hotel Management, Inc.
                 Regal Merger Limited Partnership
              --------------------------------------
               (Name of Persons Filing Statement)

                        -----------------

                Class A Limited Partnership Units
              -------------------------------------
                 (Title of Class of Securities)

                           009293-10-1
             ----------------------------------------
              (CUSIP Number of Class of Securities)

                        -----------------

                       Douglas M. Pasquale
                   AIRCOA Hotel Partners, L.P.
                       5775 DTC Boulevard
                    Englewood, Colorado 80111
                         (303) 220-2000
            ----------------------------------------
          (Name, Address and Telephone Number of Person
        Authorized to Receive Notices and Communications
              on Behalf of Persons Filing Statement)

                         With a copy to:

    Paul J. Shim, Esq.                  Thomas J. Rice, Esq.
  Cleary, Gottlieb, Steen                 Coudert Brothers
       & Hamilton                          1114 Avenue of
     One Liberty Plaza                      the Americas
  New York, New York 10006            New York, New York 10036
     (212) 225-2000                         (212) 626-4400

                         Mark Levy, Esq.
                        Holland & Hart LLP
                     555 Seventeenth Street,
                            Suite 3200
                   Denver, Colorado 80202-3979
                          (303) 295-8000

                        -----------------

This statement is filed in connection with (check the appropriate box):
    a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
    b. [ ] The filing of a registration statement under the Securities Act of 1933.
    c. [ ] A tender offer.
    d. [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [ ]

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                        Page 1 of 16 Pages
                Exhibit Index is located at Page 5

                      INTRODUCTORY STATEMENT


           This Amendment No. 4 to Rule 13E-3 Transaction Statement is being filed by AIRCOA Hotel Partners, L.P. (the "Partnership"), AIRCOA Hospitality Services, Inc., the general partner of the Partnership (the "General Partner"), Century City International Holdings Limited ("Century City"), Regal Hotel Management, Inc. ("RHM") and Regal Merger Limited Partnership, a wholly owned subsidiary of RHM ("Regal"), and amends and supplements the Rule 13E-3 Transaction Statement on Schedule 13E-3, as previously amended, filed with the Securities and Exchange Commission in connection with the proposed merger of Regal with and into the Partnership. The Partnership is the issuer of the class of securities which is the subject of the Rule 13E-3 transaction. Each of RHM and the General Partner is owned wholly or substantially by Regal Hotels International Holdings Limited ("Regal Holdings"), which in turn is an indirect subsidiary of Century City.




Item 10.   Interest in Securities of the Issuer.


           (b) On September 29, 1997, the Class A and Class B Unitholders of the Partnership approved, at a Special Meeting of Unitholders held for the purpose, the merger (the "Merger") of Regal Merger Limited Partnership, a de novo limited partnership subsidiary of RHM ("Merger Sub"), with and into the Partnership. On the same date, a certificate of merger of the Partnership was filed with the Secretary of State of the State of Delaware in order to consummate the Merger. A Notice of Merger was sent to the Class A and Class B Unitholders to inform them of the consummation of the Merger; the Notice of Merger of letter of transmittal accompanying such Notice are filed herewith as Exhibit (d)(2).



Item 17.   Material to be Filed as Exhibits.


           (d)(2)    Notice of Merger and Letter of Transmittal.

                            SIGNATURE


           After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated: October 24, 1997


                             AIRCOA HOTEL PARTNERS, L.P.

                             By: AIRCOA Hospitality Services, Inc.,
                                 General Partner

                                 By: /s/ Douglas M. Pasquale
                                    ------------------------------
                                    Name: Douglas M. Pasquale
                                    Title: President and
                                           Chief Executive Officer

                                 By: /s/ David C. Ridgley
                                    ------------------------------
                                    Name: David C. Ridgley
                                    Title: Senior Vice President and
                                           Chief Accounting Officer

                             AIRCOA HOSPITALITY SERVICES, INC.

                                 By: /s/ Douglas M. Pasquale
                                    ------------------------------
                                    Name: Douglas M. Pasquale
                                    Title: President and
                                           Chief Executive Officer

                                 By: /s/ David C. Ridgley
                                    ------------------------------
                                    Name: David C. Ridgley
                                    Title: Senior Vice President and
                                           Chief Accounting Officer

                             CENTURY CITY INTERNATIONAL HOLDINGS
                               LIMITED


                             By: /s/ Lawrence LAU Siu Keung
                                ----------------------------------
                                Name: Mr. Lawrence LAU Siu Keung
                                Title: Director

                             By: /s/ Kenneth NG Kwai Kai
                                ----------------------------------
                                Name: Mr. Kenneth NG Kwai Kai
                                Title: Director

                             REGAL HOTEL MANAGEMENT, INC.


                             By: /s/ Lyle L. Boll
                                ----------------------------------
                                Name: Lyle L. Boll
                                Title: Vice President

                             By: /s/ Joel W. Hiser
                                ----------------------------------
                                Name: Joel W. Hiser
                                Title: Senior Vice President

                             REGAL MERGER LIMITED PARTNERSHIP

                             By: Regal Hotel Management, Inc.,
                                 General Partner

                                 By: /s/ Lyle L. Boll
                                    ------------------------------
                                    Name: Lyle L. Boll
                                    Title: Vice President

                                 By: /s/ Michael Sheh
                                    ------------------------------
                                    Name: Michael Sheh
                                    Title: Executive Vice President

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                          Exhibit Index
                          -------------


Exhibit      Document
-------      --------


(d)(2)       Notice of Merger and Letter of Transmittal.